SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2008

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, Motive, Inc. determined in 2005 and 2006 that we needed to restate our historical financial statements dating back to 2001. Also as previously disclosed, we dismissed Ernst & Young LLP as our independent accountant in July of 2007, and on October 17, 2007, we engaged BDO Seidman, LLP (“BDO Seidman”) as our successor independent accountant. As a result of the foregoing and the need for BDO Seidman to audit the Company’s annual financial statements for the years ended December 31, 2003, 2004, 2005, 2006 and 2007, and review the Company’s interim financial statements for the quarters ended September 30, 2005, March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, we have been unable to complete and file our periodic financial reports under the Securities Exchange Act of 1934 (the “Exchange Act”) within the prescribed time periods for such reports. BDO Seidman is currently conducting its audits and reviews of the periods described above. Upon completion of those audits and reviews, we intend to file our delinquent financial reports with the Securities and Exchange Commission. We are diligently working with BDO to complete these audits and reviews as soon as practicable.

In an effort to provide investors and other interested parties with meaningful financial information pending completion of BDO Seidman’s audits and reviews, we previously filed the following reports:

•

Current Report on Form 8-K, filed September 7, 2007 (in which we furnished our unaudited and unreviewed financial statements for the years ended December 31, 2005 and 2006, and the six months ended June 30, 2007);

•

Current Report on Form 8-K, filed November 11, 2007 (in which we furnished our unaudited and unreviewed interim financial statements for the three- and nine-month periods ended September 30, 2007); and

•	Current Report on Form 8-K, filed March 17, 2008 (in which we furnished our unaudited and unreviewed financial statements for the year ended December 31, 2007).

We are furnishing, as Exhibit 99.1 to this Current Report on Form 8-K, certain disclosures that would typically be found in Part III of an Annual Report on Form 10-K for the year ended December 31, 2007 (“Part III Information”). In presenting this information, we have followed the recently adopted disclosure rules for “Smaller Reporting Companies,” having determined that the Company is eligible to use such rules.

CERTAIN OF THE QUANTITATIVE INFORMATION FURNISHED IN EXHIBIT 99.1 HAS BEEN DERIVED FROM UNAUDITED FINANCIAL STATEMENTS THAT WERE PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP). UNTIL THE COMPANY’S FINANCIAL STATEMENTS HAVE BEEN AUDITED BY BDO SEIDMAN, HOWEVER, THE COMPANY CAN GIVE NO DEFINITIVE ASSURANCE THAT ALL ADJUSTMENTS NECESSARY TO PRESENT THE COMPANY’S FINANCIAL INFORMATION IN ACCORDANCE WITH GAAP HAVE BEEN IDENTIFIED AND PROPERLY REFLECTED. THEREFORE, ALL QUANTITATIVE INFORMATION

FURNISHED IN EXHIBIT 99.1 SHOULD BE CONSIDERED PRELIMINARY AND SUBJECT TO CHANGE UNTIL MOTIVE FILES ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

Item 7.01	Regulation FD.

The disclosure set forth in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference. A copy of the Part III Information is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed filed for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information contained in the Introductory Note above, in this Item 7.01 and in the furnished Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

The Part III Information contains certain forward looking statements, within the meaning of the federal securities laws, which are identified by the use of the words “believes”, “expects”, “anticipates”, “will”, “contemplates”, “would”, “should”, “may”, “estimate”, “intend”, “plan” and similar expressions that contemplate future events. These forward-looking statements are subject to risks and uncertainties that could cause our actual results or performance to differ materially from that indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those that are described in Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated March 17, 2008 under the caption “Item 1A — Risk Factors”. Statements included in the Part III Information are based upon information known to us as of the date of this Form 8-K, and we assume no obligation to update any information contained in the Part III Information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the exhibit listed below is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information contained in the furnished exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

99.1	Part III Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: April 29, 2008	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Part III Information